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                                                                EXHIBIT 10.5

                  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
                     INDEPENDENT DIRECTOR STOCK OPTION PLAN

                                    ARTICLE I

                                     GENERAL

1.1  PURPOSE:
     Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the "Company"), hereby adopts this Independent Director Stock Option Plan (the "Plan"). The purpose of the Plan is to foster and promote the long-term financial success of the Company by attracting and retaining outstanding nonemployee directors by enabling them to participate in the Company's growth through the granting of Options (as defined in Article II) which entitle them to purchase shares of the Company's common stock, par value $0.01 per share ("Shares").

1.2  PARTICIPATION:
     Only directors of the Company who at the time an Option is granted are "Non-Employee Directors" as such term is defined in Rule 16b3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b3"), or any similar rule which may subsequently be in effect (the "Independent Directors") shall receive an Option under the Plan.

1.3  SHARES SUBJECT TO THE PLAN:
     Shares to be issued upon exercise of Options granted under the Plan may be in whole or in part from authorized but unissued Shares or treasury Shares of the Company. A maximum of 75,000 Shares (the "Plan Maximum") may be issued for all purposes under the Plan (subject to adjustment pursuant to Section 3.2), and the Company shall reserve 75,000 authorized but unissued Shares as of the date this Plan is established for issuance upon exercise of Options granted under the Plan. Any Shares reserved for issuance under Options which for any reason are canceled or terminated without having been exercised shall not be counted in determining whether the Plan Maximum has been reached. Options for fractional shares shall not be granted.

1.4  GENDER AND NUMBER:
     Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                   ARTICLE II

                               STOCK OPTION AWARDS

2.1  AWARD OF STOCK OPTIONS:

     (a) Effective on the later of (i) the date on which an Independent Director becomes a member of the Board of Directors of the Company or (ii) the date this Plan is adopted by the Company, or (iii) the date on which at least 200,000 Shares are issued and outstanding (subject to adjustment pursuant to Section 3.2), each Independent Director who satisfies the conditions set forth in Section 1.2 will automatically be awarded a stock option (an "Initial Option") under the Plan to purchase 3,000 Shares (subject to adjustment pursuant to Section 3.2). Effective on

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the date of each Annual Meeting of Stockholders of the Company (an "Annual
Meeting"), commencing with the Company's Annual Meeting in 2004, each Independent Director then in office who satisfies the conditions set forth in
Section 1.2 will automatically be awarded a stock option (a "Subsequent Option" or the "Subsequent Options", collectively with the "Initial Options" referred to herein as an "Option" or "Options") to purchase 500 Shares (subject to adjustment pursuant to Section 3.2). The Options are not intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) Notwithstanding any other provision of this Plan, no Options shall be issued pursuant to Section 2.1(a) to the extent that the issuance of such Options would (i) enable the Independent Directors as a group to hold more than 10% of the outstanding Shares if such Options were exercised; (ii) result in the Company being "closely held" within the meaning of Code Section 856(h); (iii) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the property of the Company (or of the property of one or more partnerships in which the Company is a partner), within the meaning of Code Section 856(d)(2)(B); or (iv) cause, in the opinion of counsel to the Company, the Company to fail to qualify (or create, in the opinion of counsel to the Company, a material risk that the Company would no longer qualify) as a real estate investment trust within the meaning of Code
Section 856. To the extent that the issuance of Options pursuant to Section 2.1(a) would violate any of these limitations, the number of Shares that may be purchased under the Options to be issued to each of the Independent Directors shall be reduced pro rata. To the extent that the number of Shares which may be purchased under Options issued to an Independent Director is reduced in any year as a result of the application of these limitations, Options to purchase such Shares shall be issued to the Independent Director in any subsequent year in which issuance of such Options, after taking into account the Options to be issued to the Independent Directors in such subsequent year under Section 2.1(a), would not violate the limitations imposed by this Section 2.1(b). To the extent that the issuance of an Option is delayed until a subsequent year under this Section 2.1, the Option shall be treated for all purposes under this Plan as having been issued in such subsequent year.

2.2  STOCK OPTION CERTIFICATES:
     The award of an Option shall be evidenced by a certificate executed by an officer of the Company.

2.3  OPTION PRICE:
     The purchase price of a Share (the "Option Price") under each Initial Option granted shall be the Fair Market Value (as defined in Section 3.5) of a Share on the date of the grant, which, for purposes of the Plan, until the earlier of (i) the termination of the Company's initial public offering of Shares (the "IPO") which is anticipated to commence in March 2003, or (ii) the same month and day as such commencement date of the IPO but in the year 2003 (the "Initial Offering Period"), shall be $9.05. The Option Price under each Subsequent Option granted on the date of any Annual Meeting shall be the Fair Market Value of a Share on the last business day preceding the date of the Annual Meeting, provided, however, that during the Initial Offering Period the Option Price shall be $9.05 per Share.

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2.4  EXERCISE AND TERM OF OPTIONS:
     (a) Options may be exercised by the delivery of written notice of exercise and payment of the aggregate Option Price for the Shares to be purchased to the Secretary of the Company. The Option Price may be paid in cash (including check, bank draft or money order) or, unless in the opinion of counsel to the Company doing so may result in a possible violation of law, by delivery of Shares already owned by the Independent Director, valued at Fair Market Value on the date of the exercise. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Independent Director a certificate or certificates representing the purchased Shares. An Independent Director shall have none of the rights of a shareholder until a certificate or certificates for Shares underlying the Option(s) exercised are issued and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

     (b) Each certificate for Shares issued upon exercise of an Option, unless at the time of exercise such Shares are registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), shall bear the following legend:

          NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SHARES SHALL BE MADE EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of such counsel as shall be reasonably approved by the Company, the securities represented thereby no longer need be subject to such restrictions.

     Each certificate for Shares issued upon exercise of an Option shall also bear any legends required by the Company's Articles of Incorporation and the transferability of the certificate and the Shares represented thereby shall be subject to the restrictions contained in the Company's Articles of Incorporation.

     (c) An Independent Director's Initial Option shall (subject to Section 3.1) become exercisable as follows: (i) 1,000 shares on the date of grant, (ii) an additional 1,000 shares on the first anniversary of the date of grant, and
(iii) an additional 1,000 shares on the second anniversary of the date of grant and shall continue to be exercisable until the first to occur of (i) the tenth anniversary of the date of grant, (ii) the removal for cause of the Independent Director as an Independent Director, or (iii) three months following the date the Independent Director ceases to be an Independent Director for any other reason except death or disability. Each of an Independent Director's Subsequent Options shall (subject to Section 3.1) become fully exercisable on the second anniversary of the date on which the Subsequent Option(s) was granted and shall continue to be exercisable until the first to occur of (i) the tenth anniversary of the date of grant, (ii) the removal for cause of the Independent Director as an Independent Director, or (iii) three months following the date the Independent Director ceases to be an

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Independent Director for any other reason except death or disability.
Notwithstanding the foregoing, Options granted under this Plan shall continue to be exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is an Independent Director and prior to his or her removal for cause, resignation or ceasing to be an Independent Director for any other reason and the Option is otherwise exercisable on the date of the death or disabling event; PROVIDED, HOWEVER, if the Option is exercised within the first six months after it becomes exercisable, any Shares issued pursuant to such exercise may not be sold until the six month anniversary of the date of the grant of the Option. An Independent Director is removed "for cause" for gross negligence or willful misconduct in the execution of his duties; or for conviction of, or entry of a plea of guilty or nolo contendere to, any felony or any act of fraud, embezzlement, misappropriation, or a crime involving moral turpitude.

     (d) Notwithstanding any other terms or provisions herein to the contrary, no Option may be exercised if, in the opinion of the Company's counsel, such exercise would jeopardize the Company's status as a real estate investment trust under the Code.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

3.1  NONTRANSFERABILITY; BENEFICIARIES:
     No Option awarded under the Plan shall be transferable by the Independent Director otherwise than by will or, if the Independent Director dies intestate, by the laws of descent and distribution. All Options exercised during the Independent Director's lifetime shall be exercised only by the Independent Director or his legal representative. Any transfer contrary to this Section 3.1 will nullify the Option. Notwithstanding any other provisions of this Plan, Options granted under this Plan shall continue to be exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is an Independent Director and prior to his or her removal for cause, resignation or ceasing to be an Independent Director for any other reason and the Option is exercisable on the date of the Independent Director's death or disabling event; provided, however, if the Option is exercised within the first six months after it becomes exercisable, any Shares issued on such exercise may not be sold until the six month anniversary of the date of the grant of the Option. Each Independent Director may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) who may exercise such Options. Each designation will revoke all prior designations by such Independent Director, must be in writing and will be effective only when filed with the Secretary of the Company during his lifetime.

3.2  ADJUSTMENT UPON CERTAIN CHANGES:
     (a) If the outstanding Shares are (i) increased, decreased, or (ii) changed into, or exchanged for, a different number or kind of shares or securities of the Company, through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of Shares that may be issued pursuant to an Option and in the minimum number of Shares that must be issued and

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outstanding prior to the issuance of the Initial Options pursuant to Section
2.1(a)(iii). A corresponding adjustment to the consideration payable with respect to all Options granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised but with a corresponding adjustment in the Option Price for each Share.

     (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon sale of all or substantially all of the Company's property, the Plan shall terminate, and any outstanding Options shall terminate and be forfeited. However, holders of Options may exercise any Options that are otherwise exercisable immediately prior to the dissolution, liquidation, consolidation or merger. Notwithstanding the foregoing, the Board of Directors may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or Shares in lieu of and in complete satisfaction of such Options.

3.3  AMENDMENT, SUSPENSION AND TERMINATION OF PLAN:
     The Board of Directors may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors may deem advisable in order that any Options thereunder shall conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Independent Directors to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Board of Directors may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without stockholder approval to the extent required by law, or any agreement or the rules of any stock exchange upon which the Shares may be listed or of any national market system on which Shares may be traded: (a) except as provided in Section 3.2, materially increase the number of Shares which may be issued under the Plan; (b) materially modify the requirements as to eligibility for participation in the Plan; (c) materially increase the benefits accruing to Independent Directors under the Plan; or (d) extend the termination date of the Plan. No such amendment, suspension or termination shall: (x) impair the rights of Independent Directors under any outstanding Option without the consent of the Independent Directors affected thereby; or (y) make any change that would disqualify the Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b3.

3.4  TAX WITHHOLDING:
     (a) The Company shall have the power to withhold, or require an Independent Director to remit to the Company, an amount sufficient to satisfy any withholding or other tax due from the Company with respect to any amount payable and/or Shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

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     (b)  Subject to the consent of the Board of Directors of the Company, due to the exercise of an Option, an Independent Director may make an irrevocable election (an "Election") to: (a) have Shares otherwise issuable hereunder withheld; or (b) tender back to the Company Shares received; or (c) deliver back to the Company previously acquired Shares having a Fair Market Value sufficient to satisfy all or part of the Independent Director's estimated tax obligations associated with the transaction. Such Election must be made by an Independent Director prior to the date on which the relevant tax obligation arises. The Board of Directors of the Company may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Option under this Plan that the right to make Elections shall not apply to such Option.

3.5  DEFINITION OF FAIR MARKET VALUE:
     "Fair Market Value" on any date shall mean the average of the Closing Price (as defined below) per Share for the five consecutive Trading Days (as defined below) ending on such date. The "Closing Price" on any date shall mean the last sale price, regular way (as defined below), or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. ("Nasdaq") or, if Nasdaq is no longer in use, the principal automated quotation system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares selected by the Board or, if there is no professional market maker making a market in the Shares, the average of the last ten (10) sales pursuant to the IPO if the IPO has not concluded, or, if the IPO has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the "SRP"), and if there are fewer than ten (10) of such purchases under the SRP, then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the price per share at which a Stockholder may purchase Shares pursuant to the Company's Distribution Reinvestment Program (the "DRP") if such DRP is then in existence, or if the DRP is not then in existence, the fair market value of a Share as determined by the Company, in its sole discretion. "Trading Day" shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close. The term "regular way" means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected "ex-clearing" for same-day or next-day settlement.

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3.6  PLAN NOT EXCLUSIVE:
     The adoption of the Plan shall not preclude the adoption by appropriate means of any other stock option or other incentive plan for Independent Directors or other Directors of the Company.

3.7  LISTING, REGISTRATION AND LEGAL COMPLIANCE:
     Each Option shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification thereof or of any Shares or other property subject thereto upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise, with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the award of such Option or the issue, delivery or purchase of Shares or other property thereunder, no such Option may be exercised or paid in Shares or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained free of any conditions not acceptable to the Company, and the holder of the award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action. The Company may at any time impose any limitations upon the exercise, delivery or payment of any Option which, in the opinion of the Board of Directors of the Company, are necessary or desirable in order to cause the Plan or any other plan of the Company to comply with Rule 16b3. If the Company, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal or state legal or regulatory requirements to reduce the period during which Options may be exercised, the Board of Directors of the Company may, without the holders' consent, so reduce such period on not less than 15 days written notice to the holders thereof.

3.8  RIGHTS OF INDEPENDENT DIRECTORS:
     Nothing in the Plan shall confer upon any Independent Director any right to serve as an Independent Director for any period of time or to continue serving at his present or any other rate of compensation.

3.9  NO OBLIGATION TO EXERCISE OPTION:
     The granting of an Option shall impose no obligation upon the Independent Director to exercise such Option.

3.10 REQUIREMENTS OF LAW; GOVERNING LAW:
     The granting of Options under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Illinois. The provisions of this Plan shall be interpreted so as to comply with the conditions or requirements of Rule 16b3, unless a contrary interpretation of any such provision is otherwise required by applicable law.

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              FORM OF INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
                     INDEPENDENT DIRECTOR STOCK OPTION PLAN
                                OPTION AGREEMENT
                                  AGREEMENT NO.

     THIS OPTION AGREEMENT (the "Agreement" or the "Option") made and entered into as of the ______ day of ________________, 2003 (the "Grant Date"), by and between INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation (the "Company"), and _________________________________ (the "Optionee") under and pursuant to the Inland ______________ Trust, Inc. Independent Director Stock Option Plan (the "Plan").

     Except where the context otherwise requires, all capitalized terms which are not defined in this Agreement shall have the meaning set forth in the Plan.

     The parties agree as follows:

     1.     GRANT OF OPTION.

            In consideration of the services rendered and to be rendered to the Company by the Optionee as an Independent Director of the Company and upon the determination made by the Board of Directors of the Company (the "Board") that the Optionee is eligible to receive an Option under the Plan, the Company hereby grants to the Optionee an Option (the "Option") to purchase a total of up to ______________ (____________) shares of the Common Stock, par value $0.01 per share, of the Company (each share of such Common Stock, a "Share" and collectively, the "Shares"). The purchase price of a Share (the "Option Price") purchased upon exercise of the Option granted by this Agreement shall be $9.05 per Share, upon and subject to the terms and conditions set forth in this Agreement. Shares which may be purchased upon the exercise of the Option are hereafter referred to as "Option Shares."

     2.     ACKNOWLEDGMENT BY OPTIONEE. The Optionee hereby acknowledges:

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                   (i)     that he or she has had an opportunity to review a
            copy of the Plan, a copy of all available reports on Forms 8-K, 10-Q and 10-K, if any, and the registration statement on Form S-11, filed by the Company with the Securities and Exchange Commission, and the Company's prospectus dated _______________, 2003 used in connection with its initial public offering of Shares (which prospectus contains a summary of the Plan under the caption "Management - Independent Director Stock Option Plan"), as well all supplements to that prospectus; and

                   (ii) that any questions pertaining to the Plan, to the Option and to the Option Shares have been answered by the Company to his or her satisfaction; and

                   (iii) that he or she understands that the Plan is incorporated in this Agreement by reference and is made a part of this Agreement as if fully set forth in this Agreement; and

                   (iv) that the Plan shall control in the event that there is any conflict between the Plan and this Agreement, and also with respect to any matter not addressed in this Agreement.

     3.     TIME OF EXERCISE.

            (a) Subject to the provisions of this Section 3 and the restrictions imposed in the Plan, the Option may be exercised in accordance with the provisions of Section 4 below, in whole or in part, as follows: (i) ______ Option Shares on or after the date of grant; (ii) an additional ____________ Option Shares on or after the first anniversary of the date of grant; and (iii) an additional _________ Option Shares on or after the second anniversary of the date of grant. Notwithstanding the foregoing, except as otherwise provided in paragraph (b) below of this Section 3, an Option may not be exercised after the earliest to occur of the following dates: (i) the date that is ten (10) years from the date of grant, (ii) the date upon which the Optionee is removed for cause as an Independent Director, or (iii) three (3) months following the date the Optionee ceases to be an Independent Director for any reason other than death or disability.

            (b) Subject to the provisions of this Section 3 and the restrictions imposed in the Plan, in the event that the Optionee dies or becomes disabled while an Independent Director of the Company, any Option as to which the Optionee's rights have become vested but which has

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not yet been exercised may be exercised and the Option Shares may be purchased for a period of one (1) year after death or the disabling event, provided that the death or disabling event occurs while the Optionee is an Independent Director and prior to his or her removal for cause, resignation or ceasing to be an Independent Director for any other reason and provided that the Option is otherwise exercisable on the date of death or of the disabling event; provided however, that if the Option is exercised within the first six (6) months after it becomes exercisable, any Shares issued pursuant to such exercise may not be sold until the six-month anniversary of the date of the grant of the Option.

            4. MANNER OF EXERCISE. All Options exercised during the Optionee's lifetime shall be exercised only by the Optionee or the Optionee's legal representative. A legal representative shall be required to provide written evidence reasonably satisfactory to the Company of his or her authority to act on behalf of the Optionee. Each Optionee may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) who may exercise the Optionee's Options following the Optionee's death (the "Optionee's beneficiaries"). Each designation will revoke all prior designations by the Optionee, must be in writing to be valid and will be effective only when filed with the Secretary of the Company during the Optionee's lifetime. The Optionee may also revoke a designation without designating a new beneficiary. To be valid such a revocation must be in writing and will be effective only when filed with the Secretary of the Company during the Optionee's lifetime. The Option may be exercised only by the delivery of a written notice of exercise in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its principal executive offices at 2901 Butterfield Road, Oak Brook, Illinois 60521, Attn: Secretary. In the event that the Company moves its principal executive offices it shall notify the Optionee in writing of the new address

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and Options will thereafter be exercisable only by the delivery of written notice of exercise in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its new principal executive offices. Each such notice of exercise shall state the number of Option Shares with respect to which the Option is being exercised and either shall be signed by the Optionee or, in the event that the Option is being exercised by the legal representative of the Optionee or by the Optionee's beneficiaries, shall be signed by such legal representative or beneficiaries, and shall be accompanied by a copy of the Optionee's death certificate (if the Optionee is deceased) and/or such other proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. Notices sent by registered or certified mail shall be effective only when received by the Company. Each such notice shall be accompanied by (a) the original executed copy of this Agreement,
(b) the full aggregate purchase price of the Option Shares being purchased, and
(c) such other documents or instruments as the Company may require to comply with the then current federal and state income tax and securities laws. In the event that this Option is exercised for less than all of the Option Shares covered by this Agreement, and subject to the terms and conditions of the Plan, the Company shall deliver an executed copy of a new Option Agreement to the Optionee within sixty (60) days of such exercise for the number of Option Shares covered by this Agreement which are not then exercised. The exercise price for the Option Shares may be paid (i) in cash, by check, bank draft or money order; or (ii) unless, in the opinion of counsel to the Company doing so may result in a possible violation of law, by the delivery of Shares then owned by the Optionee valued at Fair Market Value on the date of exercise. No Option Shares shall be issued in connection with an exercise of the Option until payment for such Shares has been made.

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     5.     DELIVERY OF CERTIFICATES. The Company shall not be required to issue or deliver any certificate for the Option Shares upon the exercise of the Option prior to compliance by the Company with any requirements of the then current federal and state securities laws and of any stock exchange or other market system on which the Shares may at that time be listed or traded. The Optionee
(or the legal representative of the Optionee or the Optionee's beneficiaries) shall have no interest in the Option Shares unless and until certificates for such Option Shares are issued to him or her.

     6. EFFECT OF CERTAIN CHANGES. In the event that the number of outstanding Shares shall be changed by reason of split-ups or combinations of shares or recapitalizations or by reason of stock dividends, the number of Option Shares which are granted, the number of Option Shares which can be purchased on a particular date and the Option Price per Option Share shall be appropriately adjusted, as determined by the Company, to give proper effect to such changes.

     7. OPTIONS ARE NON-TRANSFERABLE. The Option may not be assigned, transferred, pledged or hypothecated in any way whether by operation of law or otherwise (except by will, or if the Independent Director dies intestate, by the laws of descent and distribution). The Option may be exercised only by the Optionee (or in the event of the Optionee's incompetency by the Optionee's legal representative) during the Optionee's lifetime and, after the Optionee's death, may be exercised only by the Optionee's legal representative or by the Optionee's beneficiaries.

     8. NO GUARANTEE OF DIRECTORSHIP. Nothing in this Agreement shall be deemed or construed to confer upon any Independent Director any right to serve as an Independent Director for any period of time or to continue serving at his or her present or any other rate of compensation.

                                        5
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     9.     LIMITATION ON LIABILITY.

     In the event that the Optionee shall have designated a beneficiary or beneficiaries in accordance with Section 4 and has not revoked such designation in accordance with Section 4, the Company shall be absolved of all further liability to the Optionee, the Optionee's estate, the Optionee's spouse and the Optionee's heirs, successors and assigns to the extent that it issues Shares as directed by the beneficiary or beneficiaries so designated upon the exercise of an Option following the death of the Optionee that satisfies the requirements of
Section 4 of this Agreement.

     10.    TAX WITHHOLDING.

     Subject to Section 3.4 of the Plan, the Company shall have the power to withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy any withholding or other tax due from the Company with respect to any amount payable and/or the Option Shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

     11.    MISCELLANEOUS.

            (a) The Option may not be exercised with respect to a fraction of any Option Share.

            (b) This Agreement contains all of the undertakings and understandings between the Company and the Optionee regarding the subject matter of the Option. No oral or unwritten undertaking or understandings exist with regard to this Option and if claimed or believed by any person to exist shall be disregarded and shall not be relied upon for any purpose. No modification or amendment of any of the terms of the Option shall be valid if not made in

                                        6
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writing and no such writing shall be binding on the Company if not signed by its
Chairman, President or one of its Vice Presidents and attested by its Secretary or an Assistant Secretary.

            (c) Anything to the contrary notwithstanding, the provisions of the Plan shall be incorporated in this Agreement and made a part hereof by this reference and shall govern and control to the extent of any inconsistency between the Plan and this Agreement and also with respect to any matter that is not addressed in this Agreement.

            (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, except to the extent preempted by federal law.

            (e) This Agreement shall be binding upon the successors and assigns of the Optionee and the Company.

            (f) If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provisions to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized corporate officers, and the Optionee has duly executed this Agreement, all as of the date and year first above written.

                                         INLAND WESTERN RETAIL REAL ESTATE
                                         TRUST, INC.

                                         By:
                                            ------------------------------------
                                            Robert D. Parks, Chairman


ATTEST:

_________________________, Secretary

                                         Optionee:

                                         Signature:
                                                   -----------------------------

                                         Name:
                                              ----------------------------------